EXHIBIT 10.1

NAME OF SUBSCRIBER:_______________________

SUBSCRIPTION AMOUNT: $________________

To:

Avasoft, Inc.

2206 Plaza Drive, Suite 100

Rocklin, California 95765

Attn:

Mr. James R. Wheeler,

President and Chief Executive Officer

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in Avasoft, Inc. (including its proposed publicly-traded successor company, the “Company”).  Brookstreet Securities Corporation (the “Placement Agent”) shall serve as the placement agent of the Company in conducting a private placement (the “Offering”) of shares of common stock (the “Shares”), at a purchase price of $1.00 per share.  The Offering is being conducted on a “best efforts – 2,000,000 Shares or none” basis with a maximum of 7,000,000 Shares being offered, plus 1,050,000 over-subscription Shares.  All funds received in the Offering prior to the initial closing of the Offering (the “Initial Closing”) shall be held in escrow by Signature Bank (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the Shares subscribed for as further described below shall be delivered, subject to Section 8 hereof, to you.  The Company and the Placement Agent may continue to offer and sell the Shares and conduct additional closings (each, a “Closing”) for the sale of additional Shares after the Initial Closing until the termination of the Offering.

1.

Subscription and Purchase Price

(a)

Subscription.  Subject to the conditions set forth in Section 2 hereof, the undersigned hereby subscribes for and agrees to purchase the number of Shares indicated on page 13 hereof on the terms and conditions described herein.  The minimum number of Shares that may be purchased is 25,000.  Subscriptions for lesser amounts may be accepted at the discretion of the Company and the Placement Agent.

(b)

Purchase of Shares.  The undersigned understands and acknowledges that the purchase price to be remitted to the Placement Agent in exchange for the Shares shall be $1.00 per Share, for an aggregate purchase price as set forth on page 13 hereof (the “Aggregate Purchase Price”).  The undersigned’s delivery of this Agreement to the Placement Agent shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States dollars, by check made payable to the order of “Signature Bank, as Escrow Agent for Avasoft, Inc.,” or by wire transfer of immediately available funds delivered contemporaneously with the undersigned’s delivery of this Agreement to the Placement Agent.  The undersigned understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, he, she or it is entering into a binding agreement.

2.

Acceptance, Offering Term and Closing Procedures

(a)

Acceptance or Rejection.  The obligation of the undersigned to purchase the Shares shall be irrevocable, and the undersigned shall be legally bound to purchase the Shares subject to the terms set forth in this Agreement.  The undersigned understands and agrees that the Company and the Placement Agent reserve the right to reject this subscription for the Shares in whole or part in any order at any time prior to the closing (the “Closing”) of the purchase and sale of the Shares if, in their reasonable judgment, they deem such action to be in the best interest of the Company, notwithstanding the undersigned’s prior receipt of notice of acceptance of the undersigned’s subscription.  In the event of rejection of this subscription by the Company or the Placement Agent in accordance with this Section 2, or the sale of the Shares is not consummated by the Placement Agent for any reason, this Agreement and any other agreement entered into between the undersigned and the Placement Agent relating to this subscription shall thereafter have no force or effect, and the Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(b)

Offering Term.  The subscription period for the Offering will begin as of June 12, 2006, and will terminate upon the occurrence of the earlier of (a) the 90th day thereafter, unless extended by the Company and the Placement Agent for up to two successive 30-day periods, or (b) the Company’s acceptance of subscriptions for 7,000,000 shares of Common Stock (or, if the Placement Agent requests the Company to offer and sell the over-subscription Shares, 8,050,000 shares of Common Stock) offered and the receipt of payment therefor.

(c)

Placement Agent.  The Company has retained the Placement Agent to coordinate the offering as the Company’s exclusive placement agent.  See the Memorandum for a description of the compensation payable to the Placement Agent and other terms of the Offering.

(d)

Closing.  Each Closing shall take place at the offices of Greenberg Traurig, LLP, counsel to the Placement Agent at 2450 Colorado Avenue, Suite 400E, Santa Monica, California 90404 or such other place as determined by the Placement Agent.  The Initial Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 8 below.  Each subsequent Closing shall take place at such times as determined by the Company (each closing date referred to as a “Closing Date”), or such other date as is mutually agreed to by the parties and the undersigned.  “Business Day” shall mean from the hours of 9:00 a.m. (E.S.T.) through 5:00 p.m. (E.S.T.) of a day other than a Saturday, Sunday or other day on which commercial banks in Los Angeles, California or New York, New York are authorized or required to be closed.  The Shares purchased by the Subscriber will be delivered by the Company promptly following a Closing.

3.

Investor’s Representations and Warranties

The undersigned hereby acknowledges, agrees with and represents and warrants to the Company and the Placement Agent and its affiliates, as follows:

(a)

The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)

The undersigned acknowledges his, her or its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the undersigned represents and warrants to the Company and the Placement Agent and its affiliates as follows:

(i)

The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention.

(ii)

The undersigned is acquiring the Shares solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the Shares.

(iii)

The undersigned has the financial ability to bear the economic risk of his, her or its investment, has adequate means for providing for their current needs and contingencies, and has no need for liquidity with respect to the investment in the Company;

(iv)

The undersigned and the undersigned’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Confidential Private Placement Memorandum, dated June 12, 2006, together with all appendices thereto (as such documents may be amended or supplemented, the “Memorandum”), relating to the private placement by the Company of the Shares, and all other documents requested by the undersigned or Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Agreement; and

(v)

The undersigned (together with his, her or its Advisors, if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.  If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Shares.

(c)

The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is true and accurate in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)

The undersigned (and his, her or its Advisors, if any) has been furnished with a copy of the Memorandum.

(e)

The undersigned is not relying on the Placement Agent or its affiliates or sub-agents with respect to economic considerations involved in this investment.  The undersigned has relied on the advice of, or has consulted with, only his, her or its Advisors.  Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Shares as such are described in the Memorandum, and each Advisor, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Placement Agent or any affiliate or sub-agent thereof.

(f)

The undersigned represents, warrants and agrees that he, she or it will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of his, her or its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the undersigned is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The undersigned also understands that, except as otherwise provided in Section 5 hereof, the Company is under no obligation to register the Shares on his, her or its behalf or to assist them in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The undersigned understands that any sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

(g)

No representations or warranties have been made to the undersigned by the Company or the Placement Agent, or any of their respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than any representations of the Company or the Placement Agent contained herein and in the Memorandum, and in subscribing for the Shares the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

(h)

The undersigned understands and acknowledges that his, her or its purchase of the Shares is a speculative investment that involves a high degree of risk and the potential loss of their entire investment and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption “Cautionary Language Regarding Forward-Looking Statements and Industry Data” and “Risk Factors” therein, and, in particular, acknowledges that the Company has a limited operating history and is engaged in a highly competitive business.

(i)

The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(j)

The undersigned understands and agrees that the certificates for the Shares shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(k)

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum.  The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

(l)

The undersigned and his, her or its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the undersigned and his, her or its Advisors, if any.

(m)

The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the offering and sale of the Shares and is not subscribing for Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(n)

The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent, its sub-agents or as otherwise described in the Memorandum).

(o)

The undersigned is not relying on the Company, the Placement Agent or any of their respective employees, agents or sub-agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the undersigned has relied on the advice of, or has consulted with, only his, her or its own Advisors.

(p)

The undersigned acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the future management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(q)

No oral or written representations have been made, or oral or written information furnished, to the undersigned or his, her or its Advisors, if any, in connection with the offering of the Shares which are in any way inconsistent with the information contained in the Memorandum.

(r)

The undersigned’s substantive relationship with the Placement Agent or sub-agents through which the undersigned is subscribing for Shares predates the Placement Agent’s or such sub-agents’ contact with the undersigned regarding an investment in the Shares.

(s)

(For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of an understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(t)

The foregoing representations, warranties and agreements shall survive the Closing.

4.

The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to each of the undersigned, as follows:

(a)

The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)

The Shares to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)

Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Certificate of Incorporation or By-laws, as amended to date, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d)

After giving effect to the transactions contemplated by this Agreement and immediately after the Closing, the Company will have the outstanding capital stock as described in the Memorandum.

(e)

The information contained in the Memorandum is true and correct in all material respects as of its date.

(f)

With respect to subscriptions accepted prior to the Reverse Merger (as defined in the Memorandum), the Company will cause the publicly-traded company that will acquire by merger the business of the Company to assume this Agreement and the other subscription documents in the Offering.

5.

Registration Rights

(a)

The Company shall prepare and file a registration statement (the “Registration Statement”) with the SEC covering the resale of the Shares by no later than 60 days after the final Closing Date.  The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible after the initial filing, and in any event no later than 150 days after the final Closing Date, and agrees to use its best efforts to respond to any SEC comments or questions regarding the Registration Statement on or prior to the date which is 20 business days from the date such comments or questions are received, but in any event not later than 30 business days from the date such comments or questions are received.  The Company will maintain the effectiveness of the Registration Statement from the date of the effectiveness of the Registration Statement until 12 months after that date; provided, however, that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any of the Shares, or engage in any other transaction involving or relating to the Shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, the Company may not suspend the right of the undersigned pursuant to this Section 5(a) for more than 60 days in the aggregate.  “Potential Material Event” means the possession by the Company of material information regarding a potential transaction not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

(b)

If the Company fails to (i) file the Registration Statement with the SEC on or prior to 60 days after the Closing Date, (ii) obtain effectiveness of the Registration Statement by the SEC on or prior to 150 days after the Closing Date, or (iii) maintain effectiveness of the Registration Statement for 12 months after the date of effectiveness, the Company shall be obligated to issue to the undersigned additional Shares computed as follows: on the first day that the Company has failed to file, or to obtain or maintain the effectiveness of, the Registration Statement, as the case may be (the “First Determination Date”), the Company shall determine the number of Shares entitled to the benefit of the registration rights set forth in this Section 5 that are held by the undersigned  (the “Subject Shares”).  Within 30 days following the First Determination Date, the Company shall issue to the undersigned such number of Shares equal to 1% of the number of Subject Shares (the “Penalty Shares”).  Penalty Shares shall also be issuable upon the expiration of each week following the First Determination Date during which the Company has continued to fail to file, or to obtain or maintain the effectiveness of, the Registration Statement, as the case may be (the expiration date of each such week being a “Subsequent Determination Date”).  The number of Penalty Shares issuable following each Subsequent Determination Date shall be determined and issued in accordance with this section on the same basis applicable to the First Determination Date; provided, however, that Penalty Shares previously issued to the undersigned shall be excluded from the calculation of Subject Shares.  Notwithstanding the foregoing, the Company shall not be obligated to issue to the undersigned pursuant to this paragraph an aggregate number of Penalty Shares greater than 10% of the number of Subject Shares originally subscribed for and held by the undersigned.

(c)

If the Company fails to respond to the SEC, within 30 days after receipt, to any questions and comments from the SEC regarding the Registration Statement, the Company shall be obligated to issue Penalty Shares to the undersigned.  The 31st day that the Company has failed to respond to the SEC is termed the “Response Determination Date.” Within 30 days following the Response Determination Date, the Company shall issue to the undersigned Penalty Shares (which are equal to 1% of the number of Subject Shares).  Penalty Shares shall also be issuable upon the expiration of each week following the Response Determination Date during which the Company has continued to fail to respond to the SEC (the expiration date of each such week being a “Subsequent Response Determination Date”).  The number of Penalty Shares issuable following each Subsequent Response Determination Date shall be determined and issued in accordance with this section on the same basis applicable to the Response Determination Date; provided, however, that Penalty Shares previously issued to the undersigned shall be excluded from the calculation of Subject Shares.  Notwithstanding the foregoing, the Company shall not be obligated to issue to the undersigned pursuant to this paragraph an aggregate number of Penalty Shares greater than 10% of the number of shares of Subject Shares originally subscribed for and held by the undersigned.

(d)

The Company shall notify the undersigned at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  The undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

(e)

The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned’s proposed distribution of the Shares pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information.

(f)

Each of the Company and the Subscriber shall indemnify the other party hereto and their respective officers, directors, employees and agents against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 5, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such party for use in connection with such registration.

6.

Use of Proceeds

The net proceeds of the Offering will be used in a manner consistent with the plan described in “Use of Proceeds” in the Memorandum.  The Company will use 8% of the gross proceeds of this Offering (up to a maximum of $250,000) to cover investor relations for the first 12 months of public trading following the final Closing Date.

7.

Insider Trading Prohibition; Indemnity; Escrow Release

(a)

Until the filing by the Company of a current report on Form 8-K with the SEC describing the Merger (as such term is defined in the Memorandum) and the Offering, the undersigned hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction which would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company, the Placement Agent, and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any violation of this Section 7 by the undersigned.

(b)

The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, the Placement Agent, the Escrow Agent and their respective officers and directors, employees, agents, sub-agents and affiliates and each other person, if any, who controls any of the foregoing in connection with the Offering.

(c)

The Subscriber acknowledges that the Placement Agent may act on behalf of the Subscribers, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the closing has occurred and thereby direct the Escrow Agent to disburse the Subscribers’ subscription funds held in escrow to the Company at such time.  In doing so, however, the Placement Agent makes no representation or warranty to the Subscribers as to the satisfaction of all conditions precedent to the closing or with respect to any due diligence investigations concerning the Company, all of which shall be and remain the Subscriber’s own responsibility.

8.

Conditions to Acceptance of Subscription

The Company’s right to accept the subscription of the undersigned is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (any or all of which may be waived by the undersigned in his, her or its sole discretion):

(a)

On the Closing Date, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

 (b)

The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

9.

Notices to Subscribers

(a)

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b)

THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

10.

Reverse Merger Power of Attorney

The undersigned understands that the Company plans to enter into a reverse merger transaction with a publicly-traded company (“Pubco”) after the Offering as described in the Memorandum (“Reverse Merger”).  The Reverse Merger, if consummated, will result in the exchange of the Shares that are owned by the Subscriber for shares of the common stock of Pubco (the “Exchange Offer”).  Substantially all Company stockholders have already provided irrevocable proxies and power of attorneys to the Company’s Chief Executive Officer and Chief Financial Officer (each, an “Agent”) and each of them, to take all actions necessary to consummate the Reverse Merger, including exchange their equity securities for equity securities  of Pubco.  The undersigned further understands that the Company has conditioned its acceptance of his subscription to purchase the Shares upon his willingness to agree to the Reverse Merger and Exchange Offer.  Therefore, the undersigned hereby authorizes and empowers the Agents, and each of them, to act as his attorneys and proxies for the purpose of:  (i) exchanging the Shares for shares of Pubco’s common stock at the same ratio that all other Company stockholders exchange their equity securities for shares of  Pubco’s common stock, (ii) executing and delivering such documentation and taking such other actions as may be required to effect the Reverse Merger and taking any actions as may be necessary to effectuate the Exchange Offer, including but not limited to, instructing the transfer agent to cancel the Shares and executing, on behalf of the undersigned, such documents as may be necessary to effectuate the exchange if the undersigned fails to deliver the stock certificate for cancellation, or fails to execute any other documentation required to effectuate the exchange, within 15 days after the expiration of the Exchange Offer; and (iii) voting in favor of the adoption, approval, execution and delivery by the Company of such agreements, contracts and documents (including, but not limited to, any amendment to the Company’s Articles of Incorporation, if required) and the taking of any other actions requiring stockholder approval as may be required or deemed appropriate by the Company’s Chief Executive Officer to consummate the Reverse Merger and related Exchange Offer.

11.

Miscellaneous Provisions

(a)

Modification.  Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b)

Survival.  The undersigned’s representations and warranties made in this Subscription Agreement shall survive the execution and delivery of this Agreement and the delivery of the Shares.

(c)

Notices.  Any party may send any notice, request, demand, claim or other communication hereunder to the undersigned at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(d)

Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(e)

Assignability.  This Agreement is not transferable or assignable by the undersigned.  This Agreement shall be transferable or assignable by the Company to a proposed publicly-traded successor company.

(f)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

(g)

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ANTI-MONEY LAUNDERING PROVISIONS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002, all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transactions and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

PATRIOT ACT REQUIREMENTS

The Patriot Act requires us to obtain the following information from you to detect and prevent the misuse of the world financial system.

1.

In the space provided below, please provide details of where monies were transferred from to the Company in relation to your subscription for Shares.

COUNTRY	NAME OF BANK/FINANCIAL INSTITUTION	CONTACT NAME/PHONE NUMBER AT BANK/FINANCIAL INSTITUTION	NAME OF ACCOUNTHOLDER	ACCOUNT NUMBER

If the country from which the monies were transferred appears in the Approved Country List below, please go to number 3.  If the country does not appear, please go to number 2.

Approved Country List:

Argentina Australia Bermuda Belgium Brazil British Virgin Islands Canada Denmark Finland France	Germany Gibraltar Guernsey Hong Kong Iceland Ireland Isle of Man Italy Japan Jersey	Liechtenstein Luxembourg Mexico Netherlands New Zealand Norway Panama Portugal Singapore	Spain Switzerland Turkey United Kingdom United States

2.

If subscription monies were transferred to the Company from any country other than on the Approved Country List (see above), please provide the following documentation to the Company (all copies should be in English and certified as being “true and correct copies of the original” by a notary public of the jurisdiction of which you are resident).

(a)

For Individuals:

(i)

evidence of name, signature, date of birth and photographic identification,

(ii)

evidence of permanent address, and

(iii)

where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years

(b)

For Companies:

(i)

a copy of its certificate of incorporation and any change of name certificate,

(ii)

a certificate of good standing,

(iii)

a register or other acceptable list of directors and officers,

(iv)

a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories,

(v)

a description of the nature of the business of the company,

(vi)

identification, as described above for individuals, for at least two directors and authorized signatories,

(vii)

a register of members or list of shareholders holding a controlling interest, and

(viii)

identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c)

For Partnerships and Unincorporated Businesses:

(i)

a copy of any certificate of registration and a certificate of good standing, if registered,

(ii)

identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories,

(iii)

a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories, and

(iv)

a copy of constitutional documents (formation and partnership agreements).

(d)

For Trustees:

(i)

identification, as described above, for individuals or companies (as the case may be) in respect of the trustees,

(ii)

identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with whose wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust, and

(iii)

evidence of that nature of the duties or capacity of the trustee.

3.

The Company is also required to verify the source of funds.  To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so please specify type of business), investment income, savings, etc.).

Source of Funds

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

ANTI-MONEY LAUNDERING ACT

WIRING FUNDS: Due to the Anti-Money Laundering Act, Brookstreet Compliance must grant approval prior to funds being wired from any account other than National Financial Services (NFS) or an IRA Custodial Account.  Thus, please adhere to the following procedure:

A.

Complete Sections 1 through 3 in the Patriot Act Requirements section above, as applicable, utilizing the information for the bank from which the wire will originate.

B.

Attach a copy of your “Letter of Instruction” or other wire instructions showing your name, financial institution name (where wire will originate), account number, wire amount, and wire instructions (escrow agent information such as ABA routing number, escrow account number etc) – this must be signed and dated.

C.

If monies will be wired from an account not matching the name on this Subscription Agreement, additional documentation is necessary (please contact Brookstreet Compliance @ (800) 297-2578 extension 141 for assistance).

D.

Submit Subscription Agreement to Compliance for processing and compliance approval.

E.

Upon notification of approval from Compliance, wire funds.

F.

Compliance will obtain wire confirmation from escrow agent.  If wire confirmation does NOT show account number of wire origination, additional documentation will be required.

WIRING FUNDS IN ADVANCE OF COMPLIANCE APPROVAL IS PROHIBITED

PRIVACY POLICY

It is the policy of Brookstreet Securities Corporation (Brookstreet) to respect the privacy of customers who subscribe to transactions underwritten by Brookstreet.

Whether its own brokers introduce Customers to Brookstreet or the introduction was made through Selling Agents, (hereinafter referred to as “Subscribers”) non-public personal information is protected by Brookstreet.

Brookstreet does not disclose any nonpublic personal information about Subscribers to anyone, except as required or permitted by law and to effect, administer, or enforce transactions requested by Subscribers in the ordinary processing, servicing or maintaining their accounts. Furthermore, Brookstreet does not reserve the right to disclose Subscriber’s nonpublic personal information in the future without first notifying the Subscriber of a change in privacy policy and providing a convenient opportunity for Subscriber to opt out of information sharing with nonaffiliated third parties.

Under the USA PATRIOT Act of 2001 (Public Law 107-56)(together with all rules and regulations promulgated hereunder, the “Patriot Act”), Brookstreet and/or your broker may be required or requested to disclose to one or more regulatory and/or law enforcement bodies certain information regarding transactions relating to your account involving transactions with foreign entitles and individuals, other transactions in your account as required in the Patriot Act and other activities described in the Patriot Act as “suspicious activities.” Neither Brookstreet nor your broker shall have any obligation to advise you of any such disclosures or reports made in compliance with the Patriot Act.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____ day of ____________ 2006.

________________________	x $1.00 for each Share	= $_____________________.
Shares subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian): _________________________________________________________

Account Name: _______________________________________________________________________________

Account Number: ______________________________________________________________________________

Representative Name: ___________________________________________________________________________

Representative Phone Number: ____________________________________________________________________

Address: _____________________________________________________________________________________

City, State, Zip: ________________________________________________________________________________

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 14.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 15.

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held

_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser

_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser

_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code

_________________________________ Social Security Number	_________________________________ Social Security Number

_________________________________ Telephone Number	_________________________________ Telephone Number

_________________________________ Fax Number (if available)	_________________________________ Fax Number (if available)

_________________________________ E-Mail (if available)	_________________________________ E-Mail (if available)

_________________________________ (Signature)	_________________________________ (Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2006, on behalf of the Company.
By: _________________________________ Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

______________________________________________________________________________ Name of Entity (Please Print)

Date of Incorporation or Organization: _______________________________________________________

State of Principal Office: __________________________________________________________________

Federal Taxpayer Identification Number: ______________________________________________________

____________________________________________

Office Address

____________________________________________

City, State and Zip Code

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

By: _________________________________ Name: Title:
[seal] Attest: _________________________________ (If Entity is a Corporation)	_________________________________ _________________________________ Address

ACCEPTED this ____ day of __________ 2006, on behalf of the Company.
By: _________________________________ Name: Title:

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

☐

You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock (the “Shares”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐

You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐

You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and with total assets in excess of $5,000,000.

☐

You are a director or executive officer of Avasoft, Inc.

☐

You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Shares.

☐

You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐

You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐

You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in Shares of the Company, your:

Investment Objectives:

☒ Aggressive Growth

☒ Speculation

Risk Tolerance:

☒ Low Risk

☐ Moderate Risk

☒ High Risk

Are you associated with a NASD Member Firm?

☐ Yes

☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____   ____

I/We have received a copy of the offering Memorandum.

____   ____

I/We have reviewed the risk sections of the offering documents.

____   ____

I/We understand that this investment is not guaranteed.

____   ____

I/We are aware that this investment is not liquid.

____   ____

I/We meet the suitability standards listed in the offering Memorandum.

____   ____

I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an  investment in this offering.

____   ____

I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Shares of the Company.

___________________________________________

Name of Purchaser  [please print]

___________________________________________

Signature of Purchaser (Entities please

  provide signature of Purchaser’s duly

  authorized signatory.)

___________________________________________

Name of Signatory (Entities only)

___________________________________________

Title of Signatory (Entities only)

___________________________________________ Name of Co-Purchaser [please print] ___________________________________________ Signature of Co-Purchaser

VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering.  I acknowledge:

(a)

that I have reviewed the Memorandum, Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)

that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)

that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Deposit securities from this offering directly to purchaser’s Brookstreet account?

☐ Yes

☐ No

If “Yes,” please indicate the Brookstreet account number : _____________________________________

Broker/Dealer

Account Executive

____________________________________________

___________________________________________

(Name of Broker/Dealer)

(Signature)

____________________________________________

___________________________________________

(Street Address of Broker/Dealer Office)

(Print Name)

____________________________________________

___________________________________________

(City of Broker/Dealer Office)  (State)   (Zip)

(Representative I.D. Number)

(___)  _______-_______________________________

___________________________________________

(Telephone Number of Broker/Dealer Office)

(Date)

(___)  _______-_______________________________

___________________________________________

(Fax Number of Broker/Dealer Office)

(E-mail Address of Account Executive)

Brookstreet Securities Corporation

PRE-DISPUTE ARBITRATION AGREEMENT

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE, BY SIGNING AN ARBITRATION AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

(A)

ALL PARTIES TO THIS AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT, INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE ARBITRATION FORUM IN WHICH A CLAIM IS FILED.

(B)

ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING; A PARTY’S ABILITY TO HAVE A COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED.

(C)

THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS AND OTHER DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS.

(D)

THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD.

(E)

THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

(F)

THE RULES OF SOME ARBITRATION FORUMS MAY IMPOSE TIME LIMITS FOR BRINGING A CLAIM IN ARBITRATION.  IN SOME CASES, A CLAIM THAT IS INELIGIBLE FOR ARBITRATION MAY BE BROUGHT IN COURT.

(G)

THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, AND ANY AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS AGREEMENT.

ALL CONTROVERSIES THAT MAY ARISE BETWEEN US (INCLUDING, BUT NOT LIMITED TO CONTROVERSIES CONCERNING ANY ACCOUNT, ORDER OR TRANSACTION, OR THE CONTINUATION, PERFORMANCE, INTERPRETATION OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US, WHETHER ENTERED INTO OR ARISING BEFORE, ON OR AFTER THE DATE THIS ACCOUNT IS OPENED) SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE RULES THEN PREVAILING OF THE NEW YORK STOCK EXCHANGE, INC., OR THE NASD, INC., AS I MAY DESIGNATE.  IF I DO NOT NOTIFY YOU IN WRITING OF MY DESIGNATION WITHIN FIVE (5) DAYS AFTER I RECEIVE FROM YOU A WRITTEN DEMAND FOR ARBITRATION, THEN I AUTHORIZE YOU TO MAKE SUCH DESIGNATION ON MY BEHALF.  I UNDERSTAND THAT JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

CUSTOMER COMPLAINS SHOULD BE DIRECTED TO: BROOKSTREET SECURITIES CORPORATION, COMPLIANCE DEPARTMENT, 2361 CAMPUS DRIVE, SUITE 210, IRVINE, CA 92612.

NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL:

(I)

THE CLASS CERTIFICATION IS DENIED; OR

(II)

THE CLASS DECERTIFIED; OR

(III)

THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.

SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

_________________________________

___________________________________

Client Signature

Date

Client Signature

Date

_________________________________

___________________________________

Print Client Name

Print Client Name

_________________________________

___________________________________

Representative Signature

Representative Signature